                                                                    EXHIBIT 10.3



                                  PROVANT, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN


        1.        Purpose

         The Provant, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide employees of Provant, Inc. (the "Company") an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company ("Common Stock" or "Stock"). It is the intention of the Company to have the Plan qualify as an employee stock purchase plan under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of such section of the Code.

        2.        Eligibility

         Any employee of the Company is eligible to participate in the Plan provided he or she (i) customarily is employed for more than 20 hours per week,
(ii) is employed by the Company on the Offering Commencement Date (as defined in Section 3 of this Plan) or, if such date is not a regular business day for the Company, the first regular business day of the Company after the Offering Commencement Date, and (iii) is employed by the Company as of the date(s) each payroll deduction and/or lump sum contribution made in accordance with Section 4 of this Plan is made.

         Notwithstanding the foregoing, no employee will be eligible to participate in the Plan if (i) immediately after the grant of an option, the employee would own stock or hold outstanding options to purchase stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Company, or (ii) the grant of the option would permit the participant's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

         For purposes of this Section 2, the rules of Section 424(d) of the Code shall apply in determining stock ownership of an employee, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee.

        3.        Offering Periods

         Under the Plan, there will be two six-month offering periods each year. The offering of Common Stock (an "Offering") will begin on each of June 1 and December 1 of a calendar year (each an "Offering Commencement Date"), and will end on each of November 30 and May 31, respectively (each an "Offering Termination Date"). The first Offering shall begin on June 1, 1998.

        4.        Participation

                  (a) An eligible employee may elect to participate in any Offering by having payroll deductions made and/or by making a lump sum contribution in accordance with Subsection (b), (c) or (d) of this Section 4 over the six-month period commencing on the Offering Commencement Date (a "Plan Period"). An eligible employee whose employment with the Company commences after the Offering Commencement Date in any Plan Period may elect to participate in the next following Plan Period, but shall not be entitled to participate in the Offering that is in progress on the date his or her employment with the Company begins.

                  (b) Participation Through Payroll Deduction: An eligible employee may participate in any Offering by completing an authorization form for payroll deductions and filing it with the Company no later than a date prior to the Offering Commencement Date for the Offering designated by the Administrator (as defined in Section 10) or, in the absence of such a designation, the date five business days before the Offering Commencement Date. Payroll deductions will be spread evenly over the Plan Period or such shorter period during which an eligible employee may participate in the Plan, as provided in this Section
                           4. An eligible employee electing to participate in the Plan by means of payroll deductions for a particular Plan Period may not alter the rate of payroll deductions during the period. All such payroll deductions shall be credited to the participant's account under the Plan. Employees on leave of absence for a period not exceeding 90 days will be permitted to continue participating in the Offering, if they continue making periodic payments to the Company.

                  (c) Participation Through Lump Sum Contribution: An eligible employee may participate in any Offering by means of a lump sum payment made during the Plan Period for such Offering by filing a written election form with the Administrator prior to the end of such Plan Period. Such written election form shall be accompanied by the lump sum payment. No more than one lump sum contribution may be made during a single Plan Period.

                  (d) Participation Through Contribution of Payroll Deductions and Lump Sum Contribution: An eligible employee may participate in any Offering by making a combination of payroll deductions and a lump sum contribution in accordance with Subsections (b) and
                           (c) of this Section 4.

                  (e) In no event shall the aggregate of all payroll deductions and/or any lump sum contribution made with respect to a single Plan Period for an eligible employee be less than 2 percent (2%) or more than ten percent (10%) of the employee's base pay earned during the Plan Period and; provided, further, that lump sum contributions must not be less than $100 or 2 percent (2%) of the employee's base pay, whichever is greater. For purposes of the Plan, "base pay" means commissions and regular salary or straight time earnings, excluding overtime payments, bonuses and incentive or contingent payments.

        5.        Option Grant and Price

                  (a) A participant's authorization for payroll deductions for any Offering shall become effective as of the Offering Commencement Date or, if applicable, the date upon which he or she elects to participate as permitted in Section 4, and the participant shall be deemed to have been granted an option as of the applicable date to purchase as many full shares of Common Stock as can be purchased with the payroll deductions credited to his or her account during the Offering.

                  (b) A participant's election to participate in the Plan by means of a lump sum contribution shall become effective as of the date such contribution is received by the Administrator (or, if later, the date such participant's written election to participate in the Plan for such Plan Period is received by the Administrator) and the participant shall be deemed to have been granted an option as of such date to purchase as many full shares of Common Stock as can be purchased with the lump sum contribution.

                  (c) The option price of Common Stock for any Offering will be equal to the lower of 85 percent of the last sale price of the Stock on the Nasdaq National Market on (i) the day immediately prior to the Offering Commencement Date or (ii) the day immediately prior to the Offering Termination Date for the Offering or, in either case, if no trading occurred in the Stock on the Nasdaq National Market on such date, then the next prior business day on which trading occurred in the Stock on the Nasdaq National Market.

        6.        Withdrawal

                  (a) A participant may withdraw payroll deductions and/or lump sum contributions credited to his or her account for any Offering by giving written notice to the Company at any time up to a date prior to the Offering Termination Date designated by the Administrator (as defined in Section 10). Upon notice of withdrawal, all of the participant's payroll deductions and/or lump sum contribution for the offering will be paid promptly without interest, and no further payroll deductions will be made. A participant who withdraws from an Offering cannot participate again in that Offering, but can participate in any other Offering for which he or she is eligible.

                  (b) Upon termination of a participant's employment for any reason other than death, the payroll deductions and/or lump sum contribution credited to the participant's account will be returned to the participant without interest. If the participant dies after termination of employment, such amount shall be returned to the person or persons entitled thereto under Section 11.

                  (c) Upon termination of a participant's employment because of death, the participant's beneficiary will have the right to elect, by written notice given to the Company within the 30-day period commencing with the date of the death of the participant, either (i) to withdraw all of the payroll deductions and/or the lump sum contribution credited to the participant's account under the Plan, or (ii) to exercise the participant's option on the Offering Termination Date for the purchase of the number of full shares of Common Stock which the lump sum contribution and/or accumulated payroll deductions in his or her account will purchase at the applicable option price. In lieu of any fractional shares, any excess in such account will be returned to the participant's beneficiary without interest. In the event that no written notice of election is received by the Company, the beneficiary will be deemed to have elected to withdraw the lump sum contribution and/or payroll deductions credited to the participant's account at the date of the participant's death and such amount will be paid promptly to the beneficiary without interest.

        7.        Exercise of Option

         Unless a participant gives written notice to the Company as provided in
Section 6(a), an option for the purchase of Common Stock with payroll deductions and/or a lump sum contribution for any Offering will be deemed to have been exercised automatically on the Offering Termination Date for the Offering for the number of full shares of Common Stock which the accumulated payroll deductions and/or lump sum contribution in the participant's account on that date will purchase at the applicable option price. In lieu of fractional shares, any excess in the account will be returned to the participant without interest.

        8.        Delivery

         As promptly as practicable after the Offering Termination Date for any Offering, the Company will deliver to each participant, as appropriate, the Common Stock purchased upon the exercise of his or her option.

        9.        Stock

                  (a) The maximum number of shares of Common Stock which may be made available for purchase under the Plan shall be 500,000 shares, subject to adjustment upon changes in the capitalization of the Company. Shares shall be made available from authorized, unissued and reserved Common Stock of the Company. If the total number of shares for which options are exercised for any Offering exceeds the number of shares available, the Company will make a pro rata allocation of the shares available in as nearly uniform a manner as practicable and as the Company may determine to be equitable. The balance of payroll deductions and/or any lump sum contribution credited to the account of each participant under the Plan shall be returned as promptly as possible, without interest.

                  (b) The participant will have no interest in Stock covered by an option until such option has been exercised.

                  (c) Stock to be delivered to a participant with respect to any Offering under the Plan will be registered in the name of the participant or, if the participant so directs by written notice to the Company before the Offering Termination Date, in the names of the participant and such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

                  (d) The Board of Directors may, in its discretion, require as conditions to the exercise of any option, that either (i) a registration statement under the Securities Act of 1933, as amended, with respect to shares covered by the option shall be effective, or
                           (ii) the participant shall represent, in such form and manner as the Company may determine, that it is the participant's intention to purchase the shares only for investment. The participant shall deliver to the Company such certificates and other documents as may be requested by the Company in order to evidence compliance with applicable state and federal securities regulations.

       10.        Administration

         The Plan initially shall be administered by Mr. Rajiv Bhatt (the "Administrator"). The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Administrator, subject, however, to the final determination of the Board of Directors of the Company. Determinations made by the Administrator and approved by the Board of Directors with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their legal representatives and any other persons under the Plan. Any rule or regulation adopted by the Administrator shall remain in full force and effect unless and until altered, amended or repealed by the Board of Directors.

       11.        Designation of Beneficiary

         A participant may file a written designation of a beneficiary to receive any Stock or cash in the event of the participant's death. Any designation of a beneficiary may be changed by the participant at any time by written notice to the Administrator. Upon the death of a participant and upon receipt by the Administrator of proof of the identity and existence at the time of the participant's death of a beneficiary validly designated under the Plan, the Company will deliver such Stock or cash to the participant's beneficiary. In the event that no beneficiary survives the participant, the Company will deliver such Stock or cash to the executor or administrator of the participant's estate. If no executor or administrator has been appointed to the knowledge of the Administrator, the Company, in its discretion, may deliver such Stock or cash to the spouse or to any one or more dependents of the participant as the Administrator may designate. No beneficiary shall, prior to the death of the participant, acquire any interest in any Stock or cash credited to the participant under the Plan.

       12.        Transferability

         Neither contributions credited to a participant's account (whether made by payroll deductions and/or lump sum contribution) nor any rights with regard to the exercise of an option or the receipt of Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant. Any such assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such an act as an election to withdraw funds in accordance with Section 6.

       13.        Use of Funds

         All payroll deductions and lump sum contributions received or held by the Company under the Plan will be general assets of the Company and may be used for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions or lump sum contributions.

       14.        Effect of Changes in Common Stock

         If the Company subdivides or reclassifies Common Stock which has been or may be optioned under the Plan, or declares any dividend payable in shares of Common Stock, or takes any other action of a similar nature affecting such Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and with respect to any individual participant) will be adjusted accordingly and, in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to the option and the option price per share shall be adjusted to the extent determined by the Board of Directors, upon the recommendation of the Administrator, to be necessary to preserve unimpaired and undiluted the rights of the holder of such option.

       15.        Amendment

         The Board of Directors of the Company may at any time amend the Plan. No such amendment may affect options previously granted, nor may it make any change in any option previously granted which would adversely affect the rights of any participant. No amendment may be made without prior approval of the holders of a majority of the shares of Common Stock of the Company issued, outstanding and entitled to vote if such amendment would:

                  (a) require the sale of more shares of Stock than are authorized under Section 9 of the Plan; or

                  (b) permit payroll deductions at a rate, or lump sum contributions in an amount, in excess of 10 percent of a participant's base pay.

       16.        Discontinuance or Termination

         The Plan shall terminate on the Offering Termination Date on which the number of shares for which options are exercised exceeds the number of shares available for the Offering. The Board of Directors may at any other time terminate the Plan. No discontinuance or termination may affect options previously granted.

       17.        Notices

         All notices or other communications by a participant to the Company under the Plan shall be deemed to have been duly given when received by the Company.

       18.        Merger or Consolidation

         In the event of a merger or consolidation to which the Company is a party (other than a merger or consolidation in which shareholders of the Company immediately prior to the merger or consolidation shall immediately following the merger or consolidation own securities in the resulting corporation having the right to cast more than 50% of the votes necessary to elect a majority of the Directors of the resulting corporation), or in the event of a sale or transfer of all or substantially all of the Company's assets, the Plan shall terminate and the date of such merger, consolidation, sale or transfer shall be the Offering Termination Date for the Plan Period within which such event occurs. To the extent of payroll deductions and/or lump sum contributions credited to each participant's account on the Offering Termination Date, the holder of each option then outstanding shall be deemed to have exercised the option and shall be entitled to receive, as nearly as reasonably may be determined, the securities or property to which a holder of Common Stock was entitled immediately prior to the merger, consolidation, sale or transfer. The Board of Directors shall take such steps in connection with any merger, consolidation, sale or transfer as it may deem necessary to insure that the provisions of Section 14 will thereafter be applicable, as nearly as reasonably possible, to such securities or property.

       19.        Approval of Stockholders

         The Plan shall be effective when approved by the holders of a majority of the shares of Common Stock of the Company present and entitled to vote either at the next annual meeting of stockholders, a special meeting in lieu of the annual meeting, or a special meeting of holders of Common Stock called, at least in part, to act upon the Plan, provided, that a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan.

       20.        Participant and Employee Rights

         The Plan shall not be deemed to give any participant or any employee the right to be retained in the employ of the Company, or to confer on or create in any participant or any employee any rights, legal or equitable, except such as are expressly set forth herein.

       21.        Governing Law

         The Plan shall be construed, and the rights and liabilities of all persons under the Plan shall be determined, in accordance with the laws of the Commonwealth of Massachusetts, to the extent not superseded by federal law.